BlackRock FundsSM

Supplement Dated April 7, 2009 to the
Statement of Additional Information Dated January 28, 2009

The Statement of Additional Information is amended as set forth below:

The section entitled “Portfolio Managers and Portfolio Transactions — Other Potential Conflicts of Interest,” beginning on page 150, is hereby amended to add the following as the penultimate paragraph of the section:

The custody arrangement described above in “Management, Administration, Distribution and Servicing Arrangements — Custodian and Transfer Agency Agreements” may lead to a potential conflict of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Portfolios. This is because the custody arrangements with PTC may have the effect of reducing custody fees when the Portfolios leave cash balances uninvested. When a Portfolio’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Portfolio. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Portfolios with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Code #SAI-BRF-0109-SUP